UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported): May 1, 2006
Zonagen, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15281	76-0233274
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
2408 Timberloch Place, Suite B-7
The Woodlands, Texas 77380
(Address of principal
executive offices
and zip code)
(281) 719-3400
(Registrant’s telephone
number, including area
code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Certificate of Amendment to Company's Restated Certificate of Incorporation
Press Release dated May 1, 2006
Press Release dated May 2, 2006

Item 2.02 Results of Operations and Financial Condition
In a press release dated May 1, 2006, Zonagen, Inc. (the “Company”) announced financial results for the first quarter ended March 31, 2006 and provided an update on the Proellex(TM) clinical program. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.
The information in this report, including the Exhibit, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, the information in this report, including the Exhibit, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     Effective May 2, 2006, the Company filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation with the Delaware Secretary of State to change the name of the Company from Zonagen, Inc. to Repros Therapeutics Inc. There were no other changes to the Restated Certificate of Incorporation. This amendment was approved by stockholders holding more than a majority of the Company’s outstanding common stock. A copy of the Company’s press release is attached hereto as Exhibit 99.2. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.
Item 9.01. Financial Statements and Exhibits
     c. Exhibits

Exhibit
Number	Description
3.1	Certificate of Amendment to the Company’s Restated Certificate of Incorporation of Zonagen, Inc. dated as of May 2, 2006.

99.1	Press Release dated May 1, 2006.

99.2	Press Release dated May 2, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zonagen, Inc.
Date: May 2, 2006.	By:	/s/ Louis Ploth, Jr.
Louis Ploth, Jr. Vice President, Business
Development, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Certificate of Amendment to the Company’s Restated Certificate of Incorporation of Zonagen, Inc. dated as of May 2, 2006.

99.1	Press Release dated May 1, 2006.

99.2	Press Release dated May 2, 2006.